                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          INTROGEN THERAPEUTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          INTROGEN THERAPEUTICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 1, 2002

To Introgen's Stockholders:

     We cordially invite you to attend Introgen's 2002 Annual Meeting of Stockholders (the Annual Meeting) to be held on Wednesday, May 1, 2002 at 10:00 a.m., local time, at the Houston Marriott Medical Center, located at 6580 Fannin Street, Houston, Texas 77030. At the Annual Meeting we will:

          1. Elect two (2) Class II directors to the Board of Directors, each to serve a term of three (3) years;

          2. Ratify the appointment of Ernst & Young LLP as Introgen's independent auditors for the current fiscal year ending December 31, 2002; and

          3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Stockholders who owned Introgen stock at the close of business on March 11, 2002 may attend and vote at the Annual Meeting. If you cannot attend the Annual Meeting, you may vote electronically using the Internet as instructed on the enclosed Proxy Card or by mailing the Proxy Card in the enclosed postage prepaid envelope. Any stockholder attending the Annual Meeting may vote in person, even though he or she has already returned a Proxy Card.

                                          Sincerely,

                                          /s/ RODNEY VARNER
                                          --------------------------------------
                                          Rodney Varner
                                          Secretary

Austin, Texas
April 1, 2002

                          INTROGEN THERAPEUTICS, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     Our Board of Directors is soliciting proxies for our 2002 Annual Meeting of Stockholders (the "Annual Meeting"). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

     This Proxy Statement, a Proxy Card and the 2002 Annual Report to Stockholders were mailed to stockholders on or about April 1, 2002.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING AND HOW MANY SHARES OF OUR COMMON STOCK WERE OUTSTANDING ON THE RECORD DATE?

A: Our Board of Directors set March 11, 2002 as the record date for the Annual Meeting. On March 11, 2002, approximately 21,451,719 shares of our common stock were outstanding.

Q:   WHO IS ENTITLED TO VOTE AND HOW MANY VOTES DO I HAVE?

A: All stockholders who owned shares of our common stock on March 11, 2002 are entitled to vote at the Annual Meeting. Every stockholder is entitled to one (1) vote for each share of common stock held.

Q:   HOW DO I VOTE?

A: You may vote in person by attending the Annual Meeting or by completing and returning your proxy by mail or electronically using the Internet. To vote your proxy by mail, mark your vote on the enclosed Proxy Card, then follow the directions on the Proxy Card. To vote your proxy using the Internet, see the instructions on the Proxy Card, and have the Proxy Card available when you access the Internet Web site. The home page will prompt you to enter your control number, then follow the instructions to record your vote. If you do not mark any selections, your shares will be voted as recommended by our Board of Directors. Whether you plan to attend the Annual Meeting or not, we encourage you to vote by proxy as soon as possible.

Q:   CAN I CHANGE MY VOTE?

A: You can revoke your proxy before the time of voting at the Annual Meeting in several ways:

     - by mailing a revised proxy dated later than the prior proxy;

     - by voting again at the Internet Web site;

     - by voting in person at the Annual Meeting; or

     - by notifying our corporate secretary in writing that you are revoking your proxy.

     Your revocation must be received before the Annual Meeting to be counted.

Q:   WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

A: At least a majority of the shares of our common stock outstanding as of the record date must be present at the Annual Meeting in person or by proxy in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares are counted as present at the Annual Meeting if you are either (i) present and vote in person at the Annual Meeting or (ii) have properly submitted a proxy via mail or Internet. Abstentions, broker non-votes and votes withheld from director nominees are considered as shares present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a broker or other nominee who holds shares for the owner of the shares does not vote on a particular proposal because the nominee does not have discretionary voting authority for that proposal and has not received voting instructions from the owner of the shares.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: For Proposal I, the two (2) individuals receiving the highest number of "FOR" votes will be elected. To pass, Proposal II requires the affirmative "FOR" vote of at least a majority of the shares of our common stock present at the Annual Meeting and entitled to vote.

Q:   HOW ARE VOTES COUNTED?

A: For Proposal I, the election of directors, you may vote "FOR" all of the nominees or you may elect to have your vote "WITHHELD" with respect to one or more of the nominees. Votes that are withheld will be excluded entirely and will have no effect in the election of directors. Similarly, if you hold your shares in a brokerage account in your broker's name (this is called "street name") and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote in the election of directors, your shares will have no effect in the election of directors.

     For Proposal II, the ratification of the appointment of the independent auditors, you may vote "FOR," "AGAINST" or "ABSTAIN." If you abstain from voting on Proposal II, it has the same effect as a vote against Proposal
     II. If you hold your shares in "street name" and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote, your shares will not be counted in the tally of the number of shares cast on Proposal II and therefore may have the effect of reducing the number of shares needed to approve Proposal II.

     Finally, if you just sign your Proxy Card with no further instructions, your shares will be counted as a vote "FOR" each director and "FOR" the ratification of the appointment of Ernst & Young LLP as Introgen's independent auditors for the fiscal year ending December 31, 2002.

Q:   WHO IS SOLICITING MY VOTE AND WHO PAYS FOR THE SOLICITATION OF PROXIES?

A: This Proxy Statement is furnished in connection with the solicitation of your vote by our Board of Directors. We pay the costs of soliciting proxies from stockholders. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the voting materials to the beneficial owners. Directors, officers and regular employees may solicit proxies on behalf of Introgen personally, by telephone or by facsimile, without additional compensation.

Q:   HOW DOES THE BOARD OF DIRECTORS RECOMMEND VOTING ON THE PROPOSALS?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board of Directors and "FOR" the ratification of the appointment of Ernst & Young LLP as Introgen's independent auditors for the current fiscal year ending December 31, 2002.

Q: WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS DUE?

A: We anticipate holding our 2003 Annual Meeting of Stockholders on or about May 1, 2003. Stockholder proposals for our 2003 Annual Meeting of Stockholders, whether intended for inclusion in the Proxy Statement for such meeting or for presentation directly at such meeting, must be received at our principal executive offices by the close of business on December 2, 2002. In addition, notice of any stockholder proposals must be given in accordance with our Bylaws and all other applicable requirements including the rules and regulations of the United States Securities and Exchange Commission. If a stockholder fails to give notice of a stockholder proposal as required by our Bylaws or other applicable requirements, then the proposal will not be included in the Proxy Statement for the 2003 Annual Meeting and the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2003 Annual Meeting.

Q:   WHERE ARE INTROGEN'S PRINCIPAL EXECUTIVE OFFICES?

A: Our principal executive offices are located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701. Our telephone number is (512) 708-9310.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of our common stock as of the record date by (i) all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, to be the beneficial owners of more than 5% of our common stock and based on the records of EquiServe, N.A., our transfer agent,
(ii) each of the executive officers named in the table under "Executive Compensation -- Summary Compensation Table," and (iii) all current directors and executive officers as a group.

     Except as otherwise noted, and subject to applicable community property laws, the persons named in this table have, to our knowledge, sole voting and investing power for all of the shares of common stock held by them.

     This table lists applicable percentage ownership based on 21,451,719 shares of common stock outstanding as of March 11, 2002. Options to purchase shares of our common stock that are exercisable within 60 days of March 11, 2002 are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person's ownership percentage.

    Unless otherwise indicated, the address for each stockholder on this table is c/o Introgen Therapeutics, Inc., 301 Congress Avenue, Suite 1850, Austin, Texas 78701.

                                                                 SHARES      BENEFICIALLY
                                                              BENEFICIALLY      OWNED
BENEFICIAL OWNER                                                 OWNED         PERCENT
----------------                                              ------------   ------------
Aventis Holdings Inc. (formerly known as Rhone-Poulenc Rorer
  International Holdings Inc.)(1)...........................   6,312,614        26.5%
  500 Arcola Road
  Collegeville, PA 19426
John N. Kapoor, Ph.D.(2)....................................   3,573,755        16.6%
  225 Deerpath, #250
  Lake Forest, IL 60045
David G. Nance(3)...........................................   2,580,825        11.8%
The Board of Regents of The University of Texas System......   1,274,798         5.9%
  201 West 7th Street
  Austin, TX 78701
Mahendra G. Shah, Ph.D.(4)..................................     439,523         2.0%
James A. Merritt, M.D.(5)...................................     184,854            *
David L. Parker, Ph.D., J.D.(6).............................     179,955            *
James W. Albrecht, Jr.(7)...................................     178,544            *
Shawn L. Gallagher(8).......................................     177,782            *
J. David Enloe, Jr.(9)......................................     122,800            *
Charles E. Long(10).........................................      38,933            *
G. Thomas Finnegan III(11)..................................      37,500            *
William H. Cunningham, Ph.D.(12)............................      34,533            *
Elise T. Wang(13)...........................................      28,933            *
Max W. Talbott, Ph.D.(14)...................................          --           --
All directors and executive officers as a group (13
  people)(15)...............................................   7,577,937        32.7%

---------------

  *  Represents less than 1% of the outstanding shares of common stock.

 (1) In December 1999, Rhone-Poulenc S.A., the ultimate parent company of Rhone-Poulenc Rorer Pharmaceuticals Inc., combined with Hoechst AG, and the parties have combined Hoechst Marion Roussel, the pharmaceutical business of Hoechst AG, with that of Rhone-Poulenc Rorer to form Aventis Pharma. Rhone-Poulenc Rorer Pharmaceuticals Inc. is now known as Aventis Pharmaceuticals Inc. The share number includes 2,343,721 shares of our common stock issuable within 60 days of March 11, 2002 upon conversion of Series A non-voting convertible preferred stock held by Aventis Pharmaceuticals Inc.

 (2) Consists of 383,888 shares held by EJ Financial Enterprises, Inc., 3,099,067 shares held by EJ Financial/Introgen Management L.P. and 90,800 shares held by Dr. Kapoor subject to stock options that are exercisable within 60 days of March 11, 2002. EJ Financial/ Introgen Management L.P. controlled by its general partner, EJ Financial Enterprises. Dr. Kapoor is Chairman of the Board of Directors of EJ Financial Enterprises. Dr. Kapoor disclaims beneficial ownership of the shares held by EJ Financial Enterprises and EJ Financial/Introgen Management L.P.

 (3) Consists of 1,346,979 shares held by Developtech Resources Corporation, 18,130 shares held by Domecq Technologies, Inc., 850,496 shares held by Debouchement, Ltd., and 365,220 shares held by Mr. Nance subject to stock options that are exercisable within 60 days of March 11, 2002. Mr. Nance is President and Chief Executive Officer of Developtech Resources Corporation, Domecq Technologies, Inc. and Debouchement, Ltd. Mr. Nance holds the right to vote for each entity and has dispositive control over the shares.

 (4) Consists of 257,744 shares subject to stock options that are exercisable within 60 days of March 11, 2002 and a fully-vested option to purchase from EJ Financial Enterprises, Inc. a total of 181,779 shares of our common stock.

 (5) Includes 85,744 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

 (6) Includes 157,744 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

 (7) Includes 176,944 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

 (8) Includes 167,344 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

 (9) Consists of 122,800 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(10) Includes 28,933 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(11) Consists of 37,500 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(12) Consists of 34,533 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(13) Consists of 28,933 shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(14) Dr. Talbott has no shares subject to stock options that are exercisable within 60 days of March 11, 2002.

(15) Includes shares described in the notes above, as applicable to our directors and current executive officers.

                               EXECUTIVE OFFICERS

     The following sets forth information concerning the persons currently serving as our executive officers, including information as to each executive officer's age as of the record date, position and business experience.

NAME                                    AGE                  POSITION
----                                    ---                  --------
David G. Nance........................  50    President and Chief Executive Officer
Max W. Talbott, Ph.D..................  53    Senior Vice President, Worldwide
                                              Commercial Development
James W. Albrecht, Jr. ...............  47    Chief Financial Officer
James A. Merritt, M.D.................  50    Chief Medical Officer
J. David Enloe, Jr. ..................  38    Vice President, Operations
G. Thomas Finnegan III................  34    Vice President, Finance and Corporate
                                              Development
Shawn L. Gallagher....................  40    Vice President, Product Development
David L. Parker, Ph.D., J.D...........  47    Vice President, Intellectual Property

     Please see "Election of Directors" for additional information with respect to Mr. Nance.

     Max W. Talbott, Ph.D., joined Introgen in February 2002 as our Senior Vice President, Worldwide Commercial Development. From 2000 to 2002, Dr. Talbott was Senior Vice President, Worldwide Regulatory Affairs and Pharmacovigilance at DuPont Pharmaceuticals Company and Bristol-Myers Squibb Pharmaceuticals Company, which merged during this period. From 1996 to 2000, he served in various positions with Aventis Pharmaceuticals and Rhone-Poulenc Rorer Pharmaceuticals, most recently as Senior Vice President, Drug Regulatory Affairs and Quality Assurance. Prior to 1996, Dr. Talbott occupied several management positions with Eli Lilly and Company and he spent five years with the U.S. Food and Drug Administration. He received his Ph.D. in immunology and pharmacology from Rutgers University.

     James W. Albrecht, Jr., joined Introgen in November 1994 as our Vice President, Operations and Administration, and he has served as our Chief Financial Officer since April 1995. From 1993 to 1996, he operated a consulting business providing chief financial officer services to the technology and real estate industries. Mr. Albrecht worked previously at Arthur Andersen LLP as an accountant and he is a Certified Public Accountant. He received his B.B.A. in accounting from The University of Texas at Austin.

     James A. Merritt, M.D., joined Introgen in February 1996 as our Vice President, Clinical Affairs, and he has served as our Chief Medical Officer since October 2001. From 1994 to 1995, he served as Vice President of Medical Affairs at Viagene, Inc., a biotechnology company. From 1990 to 1994, Dr. Merritt held various positions with IDEC Pharmaceuticals Corp., most recently as Senior Director, Clinical Sciences. Dr. Merritt has served on the editorial board of the Journal of Anti-Cancer Drugs since 1990. He received his M.D. from the University of Vermont and he is board certified in internal medicine and medical oncology.

     J. David Enloe, Jr., joined Introgen in March 1995. He has served as our General Business Manager and Vice President, Administration, and he is currently Vice President, Operations. From 1989 to 1995, he held various positions at Centrilift, a division of Baker Hughes, Inc., an energy services company, including Region General Manager, Southeast Asia, and he worked at Arthur Andersen LLP as an accountant prior to that time. Mr. Enloe is a Certified Public Accountant. He received his B.B.A. in accounting from The University of Texas at Austin.

     G. Thomas Finnegan III joined Introgen in March 2001 as Vice President of Finance and Corporate Development. From 1999 to March 2001, he was employed in the Health Care Investment Banking division of SG Cowen. From 1996 to 1997, he was an equity analyst for Forstmann Partners LP. Prior to 1996, he worked with various hedge funds as a trader and an analyst. Mr. Finnegan earned his M.B.A. from the Goizueta School of Business at Emory University and his B.A. in finance from the University of South Carolina.

     Shawn L. Gallagher joined Introgen in August 1996 as our Vice President, Manufacturing, and he is currently our Vice President, Product Development. From 1995 to 1996, he served as Director of Operations at Magenta Corporation, a biotechnology services company, now BioReliance Corp. From 1991 to 1995, he held various manufacturing management positions at ImmunoGen, Inc., a biotechnology company. Mr. Gallagher received his M.S. in chemical engineering from the University of California at San Diego.

     David L. Parker, Ph.D., J.D., joined Introgen in March 1999 as our Vice President, Intellectual Property. Since January 2000, Dr. Parker has been a partner with the law firm Fulbright & Jaworski LLP. From 1992 to January 2000, he was a shareholder of the patent law firm Arnold White & Durkee Professional Corporation where he was previously an associate. Since 1997, Dr. Parker has served as an adjunct professor at The University of Texas School of Law. Dr. Parker received his Ph.D. in molecular pharmacology and molecular biology from Baylor College of Medicine and his J.D. from The University of Texas School of Law.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     Our Board of Directors is divided into three classes, with the term of office of one class expiring each year. We currently have six directors with two directors in each class. The terms of office of our Class II directors, Mahendra
G. Shah, Ph.D. and Charles E. Long, will expire at the 2002 Annual Meeting. The terms of office of our Class III directors, John N. Kapoor, Ph.D. and David G. Nance, will expire at the 2003 Annual Meeting. Finally, the terms of office of our Class I directors, William H. Cunningham, Ph.D. and Elise T. Wang, will expire at the 2004 Annual Meeting. At the 2002 Annual Meeting, stockholders will elect two Class II directors, each for a term of three years.

NOMINEES FOR ELECTION AT THE 2002 ANNUAL MEETING

     The following sets forth information concerning the nominees for election as directors at the 2002 Annual Meeting, including information as to each nominee's age and business experience as of the record date.

NAME OF NOMINEE                   AGE         PRINCIPAL OCCUPATION         DIRECTOR SINCE
---------------                   ---         --------------------         --------------
Charles E. Long(1)(2)...........  62    Director; Retired                       2001
Mahendra G. Shah, Ph.D..........  57    Director; Chief Executive               1993
                                        Officer and Chairman of the
                                        Board of Directors of First
                                        Horizon Pharmaceutical
                                        Corporation

---------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

     Charles E. Long has served as a member of our Board of Directors since January 2001. Mr. Long is former vice chairman of Citicorp and its principal subsidiary, Citibank. Mr. Long held various positions during his career with Citicorp, which began in 1972. From 1982 to 1998, he headed Citicorp's External Affairs Division, which includes the Government Relations Division in Washington, D.C. From 1976 to 1982, he was responsible for managing Citicorp's international consumer banking business, as well as legal and external affairs for consumer banking worldwide. Mr. Long is a trustee of the Eisenhower Exchange Fellowship, the Midwest Research Institute and the National Forest Foundation. He has served as an officer, director or trustee on a number of corporate, charitable and public boards, including vice chairman of Georgetown University, vice chairman and director of Woodrow Wilson House Museum and Ford's Theater in Washington, D.C. Mr. Long is a director of Atlas Copco North America. Mr. Long is also a member of the board of directors of Gendux AB, our wholly-owned subsidiary.

     Mahendra G. Shah, Ph.D., has served as a member of our Board of Directors since our inception in June 1993. From 1993 to 2000, Dr. Shah served as our Vice President, Corporate and Business Development. From 1991 to January 2001, he served as Vice President, Corporate Development of EJ Financial Enterprises, Inc., a healthcare investment company. Dr. Shah presently serves as the chief executive officer and chairman of the board of directors of First Horizon Pharmaceutical Corporation. Dr. Shah received his Ph.D. in industrial pharmacy from St. John's University.

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

     The following sets forth information concerning the directors whose terms of office continue after the 2002 Annual Meeting, including information as to each director's age and business experience as of the record date.

                                                                                DIRECTOR
NAME OF INCUMBENT DIRECTOR          AGE      POSITION/PRINCIPAL OCCUPATION       SINCE
--------------------------          ---      -----------------------------      --------
David G. Nance....................  50    President, Chief Executive Officer      1993
                                          and Director
John N. Kapoor, Ph.D..............  58    Chairman of the Board; Chairman of      1993
                                          the Board of EJ Financial
                                          Enterprises, Inc.
William H. Cunningham,
  Ph.D.(1)(2).....................  58    Professor, The University of Texas      2000
                                          at Austin
Elise T. Wang (1).................  42    Managing Director, U.S. Equity          2001
                                          Research Division of Salomon Smith
                                          Barney

---------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

     David G. Nance has served as a member of our Board of Directors and as our President and Chief Executive Officer since our inception in June 1993. From 1992 to 1996, Mr. Nance served as the Managing Partner of Texas Biomedical Development Partners, the investment group that founded us.

     John N. Kapoor, Ph.D., has served as Chairman of our Board of Directors since our inception in June 1993. In 1990, Dr. Kapoor founded EJ Financial Enterprises, Inc., a healthcare investment company and he is presently the chairman of its board of directors. He is also presently chairman of the board of directors of Akorn, Inc., NeoPharm, Inc. and OptionCare, Inc., and he is a director of Integrated Surgical Systems, Inc. Dr. Kapoor received his Ph.D. in medicinal chemistry from the State University of New York at Buffalo.

     William H. Cunningham, Ph.D., has served as a member of our Board of Directors since July 2000. Dr. Cunningham served as Chancellor and Chief Executive Officer of The University of Texas System from 1992 to 2000, in addition to holding the Lee Hage and Joseph D. Jamail Regents Chair in Higher Education Leadership. He served as President of The University of Texas at Austin, a component institution of the University of Texas System, from 1985 to 1992. He is currently a Professor of Marketing at The University of Texas at Austin. Dr. Cunningham serves on a number of public commissions, private corporate boards and in a number of advisory roles to corporations. Dr. Cunningham serves as a director on the board of directors of John Hancock Advisers, Inc. He also serves on the board of directors of Jefferson Pilot Corporation and Southwest Airlines, Inc., both of which are publicly-traded Fortune 500 corporations. Dr. Cunningham received his Ph.D. and M.B.A. from Michigan State University. In 1993, he received an Honorary Doctor of Laws Degree and the Distinguished Alumnus Award from Michigan State University.

     Elise T. Wang has served as a member of our Board of Directors since January 2001. She is currently Managing Director, U.S. Equity Research Division of Salomon Smith Barney. Ms. Wang was formerly managing director and senior research analyst in the Health Care Equity Research Group at PaineWebber Incorporated, where she covered the biotechnology industry for the past nine years. Prior to joining PaineWebber Health Care Equity Research Group in January 1996, Ms. Wang was vice president in the Health Sciences Group of PaineWebber's Investment Banking Division with responsibility for providing financial advisory services to biotechnology and other health care sectors. Ms. Wang joined PaineWebber Development Corporation in 1987, became vice president in 1992 and joined Investment Banking in 1993. Ms. Wang received her M.B.A. from Harvard Graduate School of Business.

     There are no family relationships among any of our directors or executive officers.

BOARD MEETINGS AND COMMITTEES

     Our Board of Directors held a total of six meetings and acted by written consent once during the calendar year ended December 31, 2001.(1) Dr. Shah was unable to attend two of the six Board of Directors' meetings held during the calendar year ended December 31, 2001. During such period, the Board of Directors had a standing Audit Committee, Compensation Committee and Executive Committee. The Board of Directors does not have a standing Nominating Committee.

     The Audit Committee, which currently consists of directors William H. Cunningham, Ph.D., Charles E. Long and Elise T. Wang, met four times during the calendar year ended December 31, 2001. The Audit Committee monitors our system of internal controls, provides our Board of Directors with the results of its examinations and recommendations derived therefrom, outlines to the Board of Directors improvements made, or to be made, in internal accounting controls, recommends the appointment of independent auditors and provides to our Board of Directors such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require their attention.

     The Compensation Committee, which currently consists of directors William
H. Cunningham, Ph.D. and Charles E. Long, met once and acted by written consent seven times during the calendar year ended

---------------

    (1) On September 26, 2001, our Board of Directors elected to change our fiscal year end from June 30 to December 31. Accordingly, the disclosure regarding the number of meetings of our Board of Directors and committees thereof is reported for the calendar year ended December 31, 2001.

December 31, 2001. The Compensation Committee administers our 2000 Stock Option Plan, reviews forms of compensation to be provided to our officers, employees and consultants, including stock compensation and loans, grants options to purchase our common stock to our employees, executive officers, directors and consultants, and reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the members of the Board of Directors, including stock compensation and loans.

     The Executive Committee, which currently consists of directors David G. Nance and John N. Kapoor, Ph.D., met once and acted by written consent once during the calendar year ended December 31, 2001. The Executive Committee acts on behalf of our Board of Directors to the extent permitted under Delaware law.

BOARD COMPENSATION

     Each non-employee director is granted an option to purchase 33,600 shares of our common stock (exercisable at fair market value on the date of grant) upon first becoming a director. The option vests ratably each month after the date of grant of such option, so that the entire option is fully vested three years from the date of grant. Each incumbent director is annually granted an option to purchase 9,600 shares of our common stock (exercisable at fair market value on the date of grant) on the date of each annual meeting of stockholders. That option vests ratably each month after the date of grant of such option, so that the entire option is fully vested one year from the date of grant. Additionally, on October 25, 2001, each director was granted a fully-vested option to purchase 10,000 shares of our common stock (exercisable at fair market value on the date of grant). Management intended this one-time grant to supplement the normal compensation for the members of our Board of Directors described above. Directors do not receive any cash or other additional compensation, other than reimbursement of their out-of-pocket expenses, for services provided as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF BOTH NOMINEES TO THE BOARD OF DIRECTORS NAMED ABOVE.

                                  PROPOSAL TWO

            RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by our stockholders, Ernst & Young LLP, as independent auditors for the current fiscal year ending December 31, 2002.

CHANGE OF AUDITORS

     On March 6, 2002, we dismissed Arthur Andersen LLP as our independent auditors, effective upon completion of Arthur Andersen LLP's services in connection with the filing of our Annual Report on Form 10-K for the six-month transition period ended December 31, 2001.

     Arthur Andersen LLP's reports on our financial statements for each of the years ended June 30, 2000 and 2001 and for the six-month transition period ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change independent auditors was recommended by the Audit Committee of our Board of Directors and was approved by our Board of Directors.

     During each of the two years ended June 30, 2000 and 2001, the six-month transition period ended December 31, 2001, and through March 20, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     During each of the two years ended June 30, 2000 and 2001, the six-month transition period ended December 31, 2001, and through March 20, 2002, Arthur Andersen LLP did not advise us of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

     On March 6, 2002, we engaged, subject to stockholder approval, Ernst & Young LLP as our independent auditors for the year ending December 31, 2002.

     During each of the two years ended June 30, 2000 and 2001, the six-month transition period ended December 31, 2001, and through March 6, 2002, we did not consult Ernst & Young LLP on any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

AUDIT FEES

     Fees charged by Arthur Andersen LLP for the audit of our annual financial statements for the six-month transition period ended December 31, 2001, and for the review of the financial statements included in our quarterly reports on Form 10-Q during the transition period were approximately $55,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the six-month transition period ended December 31, 2001.

ALL OTHER FEES

     Fees charged by Arthur Andersen LLP for services other than those described above under "Audit Fees" provided for the six-month transition period ended December 31, 2001, totaled approximately $19,000, which consisted of $12,500 for tax return preparation and tax advisory services and $6,500 for financial accounting consultation. Our Audit Committee has determined that the fees paid to Arthur Andersen LLP for the tax return preparation, tax advisory services and financial accounting consultation are compatible with maintaining Arthur Andersen's independence.

     A representative of Arthur Andersen LLP is not expected to be available at the Annual Meeting, but a representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment of Ernst & Young LLP as our independent auditors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid by us to our Chief Executive Officer and our four other most highly compensated executive officers (collectively, the "Named Executive Officers") during the last four fiscal periods, including the six-month transition period ended December 31, 2001 and each of fiscal year 2001 (July 1, 2000 -- June 30, 2001), fiscal year 2000 (July 1, 1999 -- June 30, 2000) and fiscal year 1999 (July 1, 1998 -- June 30, 1999):

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           -------------
                                                                            SECURITIES
                                                         COMPENSATION       UNDERLYING
                                                       -----------------      OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION           PERIOD            SALARY    BONUS    (# OF SHARES)   COMPENSATION
---------------------------   ----------------------   --------   ------   -------------   ------------
David G. Nance..............    7/1/2001- 12/31/2001   $163,854   $   --       69,600
  President and Chief           7/1/2000-  6/30/2001    300,208    8,835       50,000
  Executive Officer             7/1/1999-  6/30/2000    271,337       --       77,840
                                7/1/1998-  6/30/1999    265,494      500      174,400            --
James A. Merritt, M.D.......    7/1/2001- 12/31/2001   $108,333   $   --       10,000
  Chief Medical Officer         7/1/2000-  6/30/2001    200,000    5,841       40,000
                                7/1/1999-  6/30/2000    196,337      250       21,888
                                7/1/1998-  6/30/1999    175,868      500       86,400            --
David L. Parker, Ph.D.,
  J.D.......................    7/1/2001- 12/31/2001   $100,000   $   --           --
  Vice President,
     Intellectual               7/1/2000-  6/30/2001    190,000    5,257       40,000
  Property                      7/1/1999-  6/30/2000    190,000      250       21,888
                                7/1/1998-  6/30/1999     71,538      500      182,400            --
Shawn L. Gallagher..........    7/1/2001- 12/31/2001   $ 93,750   $   --           --
  Vice President, Product       7/1/2000-  6/30/2001    180,000    5,257       40,000
  Development                   7/1/1999-  6/30/2000    166,337      250       21,888
                                7/1/1998-  6/30/1999    156,660      500      105,600            --
James W. Albrecht, Jr. .....    7/1/2001- 12/31/2001   $ 90,000   $   --           --
  Chief Financial Officer       7/1/2000-  6/30/2001    180,000    5,257       40,000
                                7/1/1999-  6/30/2000    176,397       --       21,888
                                7/1/1998-  6/30/1999    175,869      500      105,600            --

OPTION GRANTS MADE DURING THE SIX-MONTH TRANSITION PERIOD ENDED DECEMBER 31,
2001

     The following table sets forth grants of stock options made during the six-month transition period ended December 31, 2001 to each Named Executive Officer.

                                                                                        INDIVIDUAL GRANTS
                                                                        --------------------------------------------------
                                                       NUMBER OF           % OF TOTAL
                                                       SECURITIES       OPTIONS GRANTED
                                                   UNDERLYING OPTIONS     TO EMPLOYEES      EXERCISE OR
NAME                              PERIOD                GRANTED         DURING PERIOD(1)    BASE PRICE     EXPIRATION DATE
----                      ----------------------   ------------------   ----------------   -------------   ---------------
David G. Nance..........    7/1/2001- 12/31/2001          50,000(3)           17.8             $4.55          7/29/2011
                                                          10,000(4)            3.6              4.71         10/22/2011
                                                           9,600(5)            3.4              3.75          12/3/2011
James A. Merritt, M.D...    7/1/2001- 12/31/2001          10,000(4)            3.6              4.71         10/22/2011
David L. Parker, Ph.D.,
 J.D....................    7/1/2001- 12/31/2001              --                --                --                 --
Shawn L. Gallagher......    7/1/2001- 12/31/2001              --                --                --                 --
James W. Albrecht,
 Jr. ...................    7/1/2001- 12/31/2001              --                --                --                 --

                          POTENTIAL REALIZABLE
                            VALUE AT ASSUMED
                             ANNUAL RATES OF
                               STOCK PRICE
                            APPRECIATION FOR
                             OPTION TERM(2)
                          ---------------------
NAME                         5%          10%
----                      ---------   ---------
David G. Nance..........  $143,074    $362,576
                            29,621      75,065
                            22,640      57,375
James A. Merritt, M.D...    29,621      75,065
David L. Parker, Ph.D.,
 J.D....................        --          --
Shawn L. Gallagher......        --          --
James W. Albrecht,
 Jr. ...................        --          --

---------------

(1) Based on the grant of stock options representing 281,300 shares to employees during the six-month transition period ended December 31, 2001.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price. We did not use an alternative formula for a grant date valuation, as we do not believe that any formula will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) These options vest as to one-quarter of the shares each year, starting one year after the date of grant.

(4) These options are fully vested upon the date of grant.

(5) These options vest in twelve equal monthly installments starting with the date of grant.

AGGREGATED OPTION EXERCISES DURING THE SIX-MONTH TRANSITION PERIOD ENDED DECEMBER 31, 2001 AND OPTION VALUES AS OF THE END OF SUCH PERIOD

     The following table sets forth, for each of the Named Executive Officers, the number of options exercised during the six-month transition period ended December 31, 2001, as well as the value of unexercised options at the end of such period:

                                                                                         NUMBER OF SECURITIES
                                                                                        UNDERLYING UNEXERCISED
                                                                                       OPTIONS AS OF THE END OF
                                                  NUMBER OF SHARES                            EACH PERIOD
                                                    ACQUIRED ON                       ---------------------------
NAME                             PERIOD               EXERCISE       VALUE REALIZED   EXERCISABLE   UNEXERCISABLE
----                      ---------------------   ----------------   --------------   -----------   -------------
David G. Nance..........   7/1/2001- 12/31/2001           --                --          325,093        181,147
James A. Merritt,
 M.D....................   7/1/2001- 12/31/2001           --                --           70,272         88,016
David L. Parker, Ph.D.,
 J.D....................   7/1/2001- 12/31/2001           --                --           96,672        147,616
Shawn L. Gallagher......   7/1/2001- 12/31/2001           --                --          151,872         82,816
James W. Albrecht,
 Jr. ...................   7/1/2001- 12/31/2001           --                --          161,472         82,816

                             VALUE OF UNEXERCISED
                            IN-THE-MONEY OPTIONS AS
                              OF THE END OF EACH
                                   PERIOD(1)
                          ---------------------------
NAME                      EXERCISABLE   UNEXERCISABLE
----                      -----------   -------------
David G. Nance..........  $1,553,131      $412,974
James A. Merritt,
 M.D....................     348,836       208,778
David L. Parker, Ph.D.,
 J.D....................     481,390       549,940
Shawn L. Gallagher......     762,984       224,579
James W. Albrecht,
 Jr. ...................     813,010       224,579

---------------

(1) Based on a fair market value of $5.54 per share, which was the closing price of our common stock on December 31, 2001, as reported on the Nasdaq National Market.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     We have an employment agreement with David G. Nance, under which he serves as our President and Chief Executive Officer. The agreement continues through July 31, 2003, and renews automatically for one-year terms until either party gives timely written notice of non-renewal. Mr. Nance's initial base salary under this agreement was $275,000 per annum, which is subject to a 10% increase effective August 1 of each year. His base salary was raised to $302,500 per annum effective August 1, 2000, to $332,750 per annum effective August 1, 2001 and will be raised to $366,025 per annum effective August 1, 2002. Under this agreement,

Mr. Nance was granted an option to purchase 50,000 shares of our common stock upon the completion of our initial public offering in October 2000. This agreement provides that he is to be granted an option to purchase an additional 50,000 shares of our common stock on each August 1; accordingly, he was granted such an option on August 1, 2001, and will be granted such an option on August 1, 2002. Such options are exercisable at a price determined by the Administrator of the Stock Plan and are fully vested when granted.

     All of the options granted under our 1995 Stock Plan and the 2000 Stock Option Plan shall immediately vest and become exercisable upon our merger or reorganization with or into another corporation, entity or person, or the sale of all or substantially all our assets to another corporation, entity or person, unless after such merger, reorganization or sale of assets, 51% of the capital stock or equity interest in such other corporation, entity or person is owned by persons who owned an aggregate 51% of our capital stock immediately prior to such merger, reorganization or sale of assets.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We sold and issued 100,000 shares of a new class of Series A Non-Voting Convertible Preferred Stock, $.001 par value per share, convertible into 2,343,721 shares of Introgen's common stock, to Aventis Pharmaceuticals Inc. for $25,000,000 pursuant to a purchase agreement executed on June 30, 2001. We received the cash payment and issued the shares on July 2, 2001. Aventis Pharmaceuticals Inc., formerly known as Aventis Pharmaceuticals Products Inc., is an affiliate of Aventis Holdings Inc., which holds greater than five percent of our outstanding common stock.

     Mahendra G. Shah, Ph.D., one of our directors, was, until January 1, 2001, an employee of EJ Financial Enterprises, Inc., one of our stockholders. John N. Kapoor, Ph.D., the Chairman of our Board of Directors, is the sole stockholder of EJ Financial Enterprises. We have a consulting agreement with EJ Financial Enterprises pursuant to which EJ Financial Enterprises provides services to us for $175,000 per year. The Agreement provides for the assistance of EJ Financial Enterprises with our business development, license negotiation, market analysis and general corporate development. This agreement is automatically renewable each July 1 for one-year terms, unless either party gives 30 days' advance notice of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed of two independent directors and operates under a written charter adopted by the Board of Directors. The members of the Compensation Committee are William H. Cunningham, Ph.D. and Charles E. Long. The Compensation Committee administers our 2000 Stock Option Plan, reviews forms of compensation to be provided to our officers, employees and consultants, including stock compensation and loans, grants options to purchase our common stock to our employees, executive officers, directors and consultants, and reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the members of the Board of Directors, including stock compensation and loans. The Compensation Committee believes it has fulfilled its responsibilities under its charter for the six-month transition period ended December 31, 2001.

     Compensation Philosophy and Objectives. Our basic philosophy is to align executive compensation with increases in stockholder value through achievement of certain milestones, including milestones related to our pre-clinical and clinical development. This is primarily accomplished through the use of stock options, which provide compensation in direct proportion to increases in stockholder value. In addition, we believe it is important to emphasize teamwork, entrepreneurship and active participation by all employees. This is accomplished through providing options to a majority of full-time, exempt domestic employees and similarly situated international employees, and through cash incentives, through which both executives and employees receive cash bonuses based on company-wide financial goals.

     Executive Compensation Programs. Our executive compensation programs consist of three principal elements: base salary, cash bonus and stock options. We emphasize incentive compensation in the form of stock options and bonuses, rather than base salary. The Compensation Committee has adopted a guideline that executives should be paid competitive base salaries. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluations of past performance, assessments of expected future contributions of the executives, competitive pay levels and programs provided by other comparable companies, and general industry pay practices. In making its determinations, the Committee does not utilize any particular indices or formulae to arrive at each executive's recommended pay level.

     Total compensation for executive officers also includes long-term incentives in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. Stock options are instrumental in promoting the alignment of long-term interests between our executive officers and stockholders due to the fact that executives realize gains only if the stock price increases over the fair market value at the date of grant and the executives exercise their options. In determining the amount of such grants, the Committee evaluates the job level of the executive, responsibilities of the executive, and competitive practices in the industry. Options are generally granted at 100% of fair market value at the date of grant. Options generally vest ratably over a period of four years. The long-term value realized by executives through option exercises can be directly linked to the enhancement of stockholder value.

     Chief Executive Officer Compensation. The compensation of our chief executive officer is determined using the same philosophy and policies as for all executive officers. The compensation includes base salary, cash bonus and stock options. Our chief executive officer currently has an employment agreement that is described under "Executive Compensation -- Employment Contracts and Change-In-Control Arrangements."

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers. Deductions are, however, permitted if certain conditions are met, including a requirement that the plan under which such compensation is paid be re-approved by stockholders every five years. None of the compensation paid by us in the six-month transition period ended December 31, 2001 was subject to the limitation on deductibility. The Compensation Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

                                          Respectfully submitted,

                                          COMPENSATION COMMITTEE

                                          William H. Cunningham, Ph.D.
                                          Charles E. Long

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO ANY SUCH FILING.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed of three "independent" directors in compliance with the Marketplace Rules of the Nasdaq Stock Market and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are William H. Cunningham, Ph.D., Charles E. Long and Elise T. Wang. The Audit Committee believes it has fulfilled its responsibilities under its charter for the six-month transition period ended December 31, 2001.

     Our management is responsible for our internal controls and the financial reporting process. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee has reviewed and discussed our audited financial statements for the six-month transition period ended December 31, 2001 with our management and our independent auditors who performed such audit, Arthur Andersen LLP. The Audit Committee also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has also received the written disclosures from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the independence of Arthur Andersen LLP with that firm.

     Based upon the Audit Committee's review and discussions referred to in the immediately preceding paragraph, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the six-month transition period ended December 31, 2001, filed with the Securities and Exchange Commission.

     The Audit Committee met on March 5, 2002 to determine whether to recommend a change in independent auditors to the Board of Directors. Upon deliberation, the Audit Committee unanimously recommended to the Board of Directors to dismiss Arthur Andersen LLP and engage Ernst & Young LLP as Introgen's independent auditors for the year ending December 31, 2002, effective upon completion of Arthur Andersen LLP's services in connection with the filing of our Annual Report on Form 10-K for the six-month transition period ended December 31, 2001.

                                          Respectfully submitted,

                                          AUDIT COMMITTEE

                                          William H. Cunningham, Ph.D.
                                          Charles E. Long
                                          Elise T. Wang

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO ANY SUCH FILING.

                         STOCK PRICE PERFORMANCE GRAPH

     The following line graph compares the cumulative total return to stockholders of our common stock from October 12, 2000 (the date of our initial public offering) to December 31, 2001 to the cumulative total return over such period of (i) the Nasdaq National Market System Composite Index and (ii) the S&P Biotechnology Index. The graph assumes that $100.00 was invested on October 12, 2000 in our common stock at its initial public offering price of $8.00 per share and in each of the other two indices as of September 30, 2000, and the reinvestment of all dividends, if any.

     The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference into any such filing. The graph is presented in accordance with Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                COMPARISON OF 14-MONTH CUMULATIVE TOTAL RETURN*
 AMONG INTROGEN THERAPEUTICS, INC., THE NASDAQ NATIONAL MARKET SYSTEM COMPOSITE
                     INDEX AND THE S&P BIOTECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------------------------------
                                                   10/12/00 or 9/30/00    6/30/01    12/31/01
---------------------------------------------------------------------------------------------
 Introgen Therapeutics, Inc.                             $100.00          $59.75      $69.25
 Nasdaq National Market System Composite Index            100.00           58.91       53.13
 S&P Biotechnology Index                                  100.00           84.67       84.29

* $100.00 invested on 10/12/00 in stock or on 9/30/00 in indices -- including reinvestment of any dividends. Fiscal year ending December 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we received, we believe that, during the six-month transition period ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were satisfied. Previously, a Form 4 filing for J. David Enloe, Jr. was filed two days after the deadline of June 11, 2001.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter should properly come before the Annual Meeting, however, the enclosed Proxy Card confers discretionary authority with respect to such matter.

                                          By Order of the Board of Directors

                                          /s/ RODNEY VARNER
                                          --------------------------------------
                                          Rodney Varner
                                          Secretary

Austin, Texas
April 1, 2002

                                  (DETACH HERE)

                                      PROXY
                           INTROGEN THERAPEUTICS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 1, 2002

         The undersigned hereby constitutes and appoints David G. Nance and James W. Albrecht, Jr. and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Introgen Therapeutics, Inc. (the "Company") held of record by the undersigned as of the close of business on Monday, March 11, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Houston Marriott Medical Center, located at 6580 Fannin Street, Houston, Texas 77030, at 10:00 a.m., local time, on Wednesday, May 1, 2002, and at any adjournments or postponements thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2002 LISTED IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT WITH RESPECT THERETO AND THE COMPANY'S 2002 ANNUAL REPORT TO STOCKHOLDERS, AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

         PLEASE VOTE, SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES).


SEE REVERSE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                                SIDE

INTROGEN THERAPEUTICS, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA  02205-9398

        ----------------
        VOTE BY INTERNET
        ----------------

        It's fast, convenient and your vote is immediately confirmed and posted.

        FOLLOW THESE FOUR EASY STEPS:

        1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

        2.  GO TO THE WEBSITE
            http://www.eproxyvote.com/ingn

        3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

        4.  FOLLOW THE INSTRUCTIONS PROVIDED.

        YOUR VOTE IS IMPORTANT!

        Go to http://www.eproxyvote.com/ingn anytime!
              DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY INTERNET


ZPPC1A                                                    DETACH HERE
         PLEASE MARK
 [X]     VOTES AS IN
         THIS EXAMPLE.

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------

1. Elect two (2) Class II directors to the Board of Directors, each to serve a term of three (3) years.

   NOMINEES: (01) CHARLES E. LONG and (02) MAHENDRA G. SHAH, PH.D.



               FOR                                 WITHHELD
              BOTH    [ ]                    [ ]   FROM BOTH
            NOMINEES                               NOMINEES

                [ ]
                    -----------------------------------------
                    For both nominees except as noted above

                                                                          FOR     AGAINST    ABSTAIN
2.   Ratify the appointment of Ernst & Young LLP as the Company's
     independent auditors for the current fiscal year ending              [ ]       [ ]         [ ]
     December 31, 2002.

Signature:                                          Date:
          -----------------------------------------      -----------------------

Signature:                                          Date:
          -----------------------------------------      -----------------------

To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL NAME AND TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF SHARES ARE HELD BY JOINT TENANTS OR COMMUNITY PROPERTY, ALL JOINT OWNERS SHOULD SIGN.


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

MARK HERE                    MARK HERE
IF YOU PLAN      [ ]         FOR ADDRESS   [ ]
TO ATTEND                    CHANGE AND
THE MEETING                  NOTE BELOW